UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 19, 2010
Date of Report (date of earliest event reported)

Cutera, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 Bayshore Blvd.
Brisbane, California 94005
(Address of principal executive offices)

(415) 657-5500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

At the Cutera, Inc. (the “Company”) 2010 Annual Meeting of Stockholders (“Annual Meeting”) held on May 19, 2010, the following individuals were elected by the votes indicated as Class III directors of the Company for terms expiring at the 2013 Annual Meeting of Stockholders:

Nominees	Shares For	Shares Withheld	Broker Non-Votes
W. Mark Lortz	9,626,151	418,519	1,481,650
Jerry P. Widman	9,383,370	661,300	1,481,650
Annette J. Campbell-White	9,383,226	661,444	1,481,650

At the Annual Meeting, stockholders also ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. Voting results on this matter were as follows: 11,492,485 shares were voted for ratification; 27,621 shares were voted against ratification; and 6,214 shares abstained. There were no broker non-votes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTERA, INC.

Date: May 20, 2010.	By:	/s/ Kevin P. Connors
Kevin P. Connors President and Chief Executive Officer

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